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                       SECURITIES AND EXCHANGE COMMISSION



                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) JANUARY 31, 1997
                                                 ----------------




                    AMERICAN PRECISION INDUSTRIES INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       DELAWARE                           1-5601                 16-1284388
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(State or other jurisdiction           (Commission            (IRS Employer-
       of incorporation)                File Number)         Identification No.)




2777 WALDEN AVENUE, BUFFALO, NEW YORK                          14225
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(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code (716) 684-9700
                                                   -----------------------------



                                  NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
         ------------------------------------

               On January 31, 1997, API Schmidt-Bretten GmbH, a newly formed wholly-owned subsidiary of American Precision Industries Inc. ("API") organized under the laws of the Federal Republic of Germany, acquired all of the shares of Schmidt-Bretten GmbH from Deutz Aktiengesellschaft, formerly Klockner-Humboldt-Deutz AG, and KHD Humboldt Wedag Aktiengesellschaft, both stock corporations organized under the laws of the Federal Republic of Germany. Neither seller is affiliated with API or any of its affiliates. The purchase price of DM 13,000,000 (approximately $7,900,000) was based upon the unaudited balance sheet of Schmidt-Bretten GmbH at December 31, 1996. An amount of DM 10,000,000 (approximately $6,100,000) was paid in cash on January 31, 1997 and a note for DM 3,000,000 (approximately $1,800,000) is due and payable on December 31, 1997. Payment of this final installment, which is subject to interest at a per annum rate of 5.5% commencing as of January 31, 1997, is guaranteed by API.

               API funded this transaction with funds borrowed under an existing Credit Agreement with Marine Midland Bank dated March 29, 1996.

               Included in the assets of Schmidt-Bretten GmbH are machinery and equipment utilized by Schmidt-Bretten GmbH in the manufacture of plate heat exchangers. Under API's ownership, Schmidt-Bretten GmbH intends to continue utilizing this machinery and equipment for the same purpose.

               The description of the terms of the transaction set forth above is qualified in its entirety by the provisions of the Share Purchase Agreement among American Precision Industries Inc., API Schmidt-Bretten GmbH, Schmidt-Bretten GmbH, Klockner-Humboldt-Deutz Aktiengesellschaft, and KHD Humboldt Wedag Aktiengesellschaft dated December 31, 1996, which is filed as Exhibit 2 to this Form 8-K and incorporated herein by this reference.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

             (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED
                   It is not practicable to include the financial statements of Schmidt-Bretten GmbH as required by Rule 3-05(b) of Regulation S-X at this time. The Company intends to file such information by amendment to this Report on or before April 15, 1997.

             (b)   PROFORMA FINANCIAL INFORMATION
                   It is not practicable to include the proforma financial information as required by Article 11 of Regulation S-X. The Company intends to file such information by amendment to this Report on or before April 15, 1997.

             (c)   EXHIBITS
                      (2) Share Purchase Agreement among American Precision Industries Inc., API Schmidt-Bretten GmbH, Schmidt-Bretten GmbH, Klockner-Humboldt-Deutz
                           Aktiengesellschaft, and KHD Humboldt Wedag
                           Aktiengesellschaft dated December 31, 1996. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of the exhibits and schedules to the Share Purchase Agreement upon request.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         AMERICAN PRECISION INDUSTRIES INC.
                                         (Registrant)




Date:  February 14, 1997                 /s/  John M. Murray
                                         ----------------------------
                                         Vice President-Finance
                                         and Treasurer